UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation or organization)	Number)	No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01.Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2006 Incentive Plan
Form of Employee Restricted Stock Agreement
Form of Employee Nonqualified Stock Option Agreement
Form of Employee Incentive Stock Option Agreement
Form of Non-Employee Director Restricted Stock Agreement
Form of Non-Employee Director Nonqualified Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Amended Board Compensation Policy.
     On September 12, 2006, the Board of Directors (the “Board”) of Allis-Chalmers Energy Inc. (the “Company”) authorized, approved and amended the Company’s Board compensation policy, which provides for an increase in the fee paid by the Company to each of its non-management directors to $8,750 per quarter, such increase to be effective as of the fourth quarter of 2006. Each non-management director serving on a committee of the Board will also receive $1,250 quarterly for service on such committee, and each non-management director serving as chairman or co-chairman of a committee of the Board will receive an additional $1,250 per quarter for acting as chairman or co-chairman of such committee. In addition, the Company’s “audit committee financial expert” will receive $7,500 on a quarterly basis. Directors will also be compensated for out-of-pocket travel expenses.
2006 Incentive Plan.
     On September 12, 2006, the Board authorized and approved the Allis-Chalmers Energy Inc. 2006 Incentive Plan (the “Plan”) and directed that the Plan be submitted to the Company’s stockholders for approval.
     The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan and the related forms of Award Agreements (as defined in the Plan), which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.
     The purposes of the Plan are to (i) promote the Company’s interests and the interests of its stockholders by encouraging the participants to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the Company’s continued growth and success and (ii) enable the Company to retain as well as compete for the services of the individuals needed for the Company’s continued growth and success. To accomplish this purpose, the Plan provides for the grant to eligible persons of stock options, bonus stock, restricted stock, performance awards, and other stock-based awards consistent with the purposes of the Plan.
     The maximum number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), that may be issued under the Plan is equal to 1,500,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to options that may be granted to any one participant shall not exceed 200,000 shares. To the extent shares cease to be issuable under an award made under the Plan, they will be available under the Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award, the vesting of a restricted stock award or similar award or withholding of shares for payment of taxes or exercise price. Shares issued under the Plan may be authorized and unissued Common Stock, Common Stock held in or acquired for the Company’s treasury or, if applicable, shares acquired in the open market, and such shares issued under the Plan will be fully paid and nonassessable. No fractional shares will be issued under the Plan. Payment for any fractional shares shall be made in cash.
     Except with respect to awards of incentive stock options, all employees, consultants and non-employee directors of the Company and its affiliates are eligible to participate in the Plan. Incentive stock options may be awarded only to employees. In selecting employees, consultants and non-employee directors to receive awards, including the type and size of the award, the Compensation Committee of the Board (the “Committee”) may consider any factors that it deems relevant.
     The Plan will be administered by the Committee, which consists of two or more directors appointed by the Board. No person shall be eligible to serve on the Committee unless such person is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as then in effect, and also an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as then in effect, and the rules and regulations thereunder. Subject to the provisions of the Plan, the Committee will (i) interpret the Plan and all awards under the Plan, (ii) make rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to the Plan will be binding on all parties. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or an award granted thereunder.
     The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) bonus stock; (iii) restricted stock awards; (iv) performance awards; and (v) other stock-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. The Company will not receive any compensation for the granting of awards under the Plan, except any such amount necessary to satisfy all federal, state and other state and other governmental tax withholding requirements related to an award.
Stock Awards under 2006 Incentive Plan.
     On September 12, 2006, the Committee approved and the Board ratified the grant under the Plan of 3,000 shares of restricted stock to each of the following members of the Board: (i) Alejandro P. Bulgheroni, (ii) Carlos A. Bulgheroni, (iii) John E. McConnaughy, Jr., (iv) Victor F. Germack, (v) Robert E. Nederlander, (vi) Jeffrey R. Freedman and (vii) Ali H. M. Afdhal, such restricted stock having a Restricted Period (as defined in the Plan) to lapse on September 12, 2007.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 12, 2006, the Board appointed Ali H. M. Afdhal to serve as a member of the Board, to fill the vacancy on the Board resulting from the recent resignation of Thomas E. Kelly (which such resignation was previously disclosed and more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2006), and to serve as Chairman of the Compensation Committee of the Board.
     In addition, on September 12, 2006, the Board appointed Jeffrey R. Freedman to the Board’s Compensation Committee as well as its Nominating Committee.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Allis-Chalmers Energy Inc. 2006 Incentive Plan.

10.2	Form of Employee Restricted Stock Agreement.

10.3	Form of Employee Nonqualified Stock Option Agreement.

10.4	Form of Employee Incentive Stock Option Agreement.

10.5	Form of Non-Employee Director Restricted Stock Agreement.

10.6	Form of Non-Employee Director Nonqualified Stock Option Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: September 15, 2006	By: Name:	/s/ Theodore F. Pound III Theodore F. Pound III
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Allis-Chalmers Energy Inc. 2006 Incentive Plan.

10.2	Form of Employee Restricted Stock Agreement.

10.3	Form of Employee Nonqualified Stock Option Agreement.

10.4	Form of Employee Incentive Stock Option Agreement.

10.5	Form of Non-Employee Director Restricted Stock Agreement.

10.6	Form of Non-Employee Director Nonqualified Stock Option Agreement.